SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                NOVEMBER 24, 2008
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 20, 2008, Alanco Technologies, Inc. issued a press release announcing that its Alanco/TSI PRISM subsidiary was selected as a subcontractor by Northrop Grumman to provide RFID inmate tracking systems for nineteen U.S. immigration detention facilities.

A copy of the press release is attached.

Item 9.01

     Exhibit 99.1 November 20, 2008 press release entitled "Alano/TSI PRISM to Provide RFID Inmate Tracking Systems for Nineteen U.S. Immigration Detention Facilities."


                                       SIGNATURES

Date: November 24, 2008                By:  /s/John A Carlson
                                       -----------------------
                                       Chief Financial Officer